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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 18, 2002

                        (Date of earliest event reported)



                          MACK-CALI REALTY CORPORATION
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             (Exact name of Registrant as specified in its charter)


                                    MARYLAND
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                 (State or other jurisdiction of incorporation)


         1-13274                                               22-3305147
---------------------------                           --------------------------
    (Commission File No.)                                 (I.R.S. Employer
                                                         Identification No.)


                  11 COMMERCE DRIVE, CRANFORD, NEW JERSEY 07016
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               (Address of Principal Executive Offices) (Zip Code)


                                 (908) 272-8000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits.

              Exhibit Number    Exhibit Title
              --------------    -------------

              99.1 Forepart of the Company's Annual Report for the fiscal year ended December 31, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

         On March 18, 2002, the Company intends to provide copies of the forepart of the Company's Annual Report, together with its Form 10-K for the fiscal year ended December 31, 2001, to participants at the Salomon Smith Barney 2002 REIT CEO Conference. The Company is attaching the forepart of its Annual Report for the fiscal year ended December 31, 2001 as Exhibit 99.1 to this Current Report on Form 8-K. The Company's Form 10-K was filed with the Securities and Exchange Commission on February 21, 2002.

         The information included in this Current Report on Form 8-K (including the exhibit hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MACK-CALI REALTY CORPORATION


Date:  March 15, 2002               By:  /s/ Barry Lefkowitz
                                         ------------------------------------
                                         Barry Lefkowitz
                                         Executive Vice President and
                                         Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number    Exhibit Title
--------------    -------------

     99.1 Forepart of the Company's Annual Report for the fiscal year ended December 31, 2001.